UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2021

Two Harbors Investment Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-34506	27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 1400	Minnetonka, MN	55305
(Address of Principal Executive Offices)		(Zip Code)

 (612) 453-4100

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2021, Two Harbors Investment Corp. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the Company’s 2021 Equity Incentive Plan (the “Plan”). The Board had previously approved the Plan on March 18, 2021, subject to stockholder approval.

A description of the Plan, as amended, is included on pages 49-58 the Company’s proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 6, 2021 (the “Proxy Statement”). The description of the Plan set forth in the Proxy Statement is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, which is attached as Appendix A to the Proxy Statement. The following forms of award agreements under the Plan, identified as Exhibits 10.1, 10.2, 10.3 and 10.4 hereto, respectively, are incorporated by reference herein: (i) form of Director Restricted Stock Unit Agreement; (ii) form of Officer Restricted Stock Unit Agreement; (iii) form of Officer Performance Share Unit Agreement and; (iv) form of Common Stock Award Agreement.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on May 19, 2021 for the purpose of: (i) electing eight directors to serve on the Company’s board of directors until the 2022 Annual Meeting of Stockholders; (ii) holding an advisory vote relating to executive compensation; (iii) approving the Two Harbors Investment Corp. 2021 Equity Incentive Plan; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021.

Proposal 1 — Election of Directors

Each of the eight director nominees proposed by the Company’s board of directors was elected to serve as a director until the Company’s 2022 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
E. Spencer Abraham	138,828,760	12,021,008	693,146	58,803,193
James J. Bender	143,504,449	7,314,306	724,159	58,803,193
William Greenberg	149,361,725	1,528,464	652,725	58,803,193
Karen Hammond	147,422,102	3,467,069	653,743	58,803,193
Stephen G. Kasnet	146,226,400	4,612,190	704,324	58,803,193
W. Reid Sanders	148,065,648	2,777,255	700,011	58,803,193
James A. Stern	149,023,867	1,743,311	775,736	58,803,193
Hope W. Woodhouse	149,226,903	1,609,667	706,344	58,803,193

Proposal 2 — Advisory Vote Relating to Executive Compensation

Stockholders approved the advisory resolution on the Company’s executive compensation. The proposal received the following voting results:

For	Against	Abstain	Broker Non-Votes
143,819,067	6,140,723	1,583,124	58,803,193

Proposal 3 — Approval of the Two Harbors Investment Corp. 2021 Equity Incentive Plan

Stockholders approved the Two Harbors Investment Corp. 2021 Equity Incentive Plan. The proposal received the following voting results:

For	Against	Abstain	Broker Non-Votes
144,895,978	5,396,710	1,250,226	58,803,193

Proposal 4 — Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The proposal received the following voting results:

For	Against	Abstain
207,994,631	1,448,766	902,710

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Director Restricted Stock Unit Agreement under the Two Harbors Investment Corp. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.2 of the Registrant's Registration Statement on Form S-8 filed with the SEC on May 19, 2021).

10.2	Form of Officer Restricted Stock Unit Agreement under the Two Harbors Investment Corp. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.3 of the Registrant's Registration Statement on Form S-8 filed with the SEC on May 19, 2021).

10.3	Form of Officer Performance Share Unit Agreement under the Two Harbors Investment Corp. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.4 of the Registrant's Registration Statement on Form S-8 filed with the SEC on May 19, 2021).

10.4	Form of Common Stock Award Agreement under the Two Harbors Investment Corp. 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.5 of the Registrant's Registration Statement on Form S-8 filed with the SEC on May 19, 2021).

104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: May 19, 2021